FACTORING MODIFICATION AGREEMENT

     This Factoring Modification Agreement is entered into as of January 13, 1998, by and between FORECROSS CORPORATION (the "Seller") whose address is 90 New Montgomery, Suite 710, San Francisco, CA 94105 and Silicon Valley Financial Services, a division of Silicon Valley Bank ("8uyer"), whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

1.      Description OF EXISTING INDEBTEDNESS: Among other indebtedness which may
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be  owing  by  Seller  to  Buyer, Seller is indebted to Buyer pursuant to, among other documents, a Factoring Agreement, dated October 30, 1995, modified by that certain Factoring Modification Agreement dated December 18, 1996, by and between Seller and Buyer (the "Factoring Agreement"). Capitalized terms used without definition herein shall have the meanings assigned to them in the Factoring Agreement.

Hereinafter, all indebtedness owing by Seller to Buyer shall be referred to as the "Indebtedness" and the Factoring Agreement and any and all other documents executed by Seller in favor of Buyer shall be referred to as the "Existing Documents."

2.      DESCRIPTION  OF  CHANGE  IN  TERMS.
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A.  Modification(s)  to  Factoring  Agreement,  effective  as  of the date first
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    written  above:
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Increase  gross factoring line in the amount of SEVEN HUNDRED FIFTY THOUSAND AND
NO/100  ***  ($750,000.00).

3.      CONSISTENT  CHANGES.  The  Existing  Documents  are  each hereby amended
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wherever  necessary  to  reflect  the  changes  described  above.

4.      NO DEFENSES OF SELLER.  Seller  agrees  that, as of this date, it has no
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defenses  against  the  obligations  to  pay any amounts under the Indebtedness.

5.      CONTINUING VALIDITY. Seller understands and agrees that in modifying the
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existing   Indebtedness,   Buyer  is  relying  upon  Seller's   representations,
warranties, and agreements, as set forth in the Existing Documents. Except as expressly modified pursuant to this Factoring Modification Agreement, the terms of the Existing Documents remain unchanged and in full force and effect. Buyer's agreement to modifications to the existing Indebtedness pursuant to this Factoring Modification Agreement in no way shall obligate Buyer to make any future modifications to the Indebtedness. Nothing in this Factoring Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Buyer and Seller to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Buyer in writing. No maker, endorser, or guarantor will be released by virtue of this Factoring Modification Agreement. The terms of this paragraph apply not only to this Factoring Modification Agreement, but also to any subsequent factoring modification agreements.

This Factoring Modification Agreement is executed as of the date first written above.


SELLER:                                 BUYER:
Forecross  Corporation                  SILICON  VALLEY  FINANCIAL  SERVIES,
                                        a  division  of  Silicon  Valley  Bank

By:/s/ Bernadette  C.  Castello         By: /s/ Lee Shodiss
       ------------------------         -------------------
Name:  Bernadette  c.  Castello         Name:  Lee  Shodiss
       ------------------------         -------------------
Title: Sr.  Vice  President  &  CFO     Title:  Vice  President
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[Guarantor  consents  to  the modifications to the Indebtedness pursuant to this
Factoring Modification Agreement, hereby ratifies the provisions of the Guaranty and confirms that all provisions of that document are in full force and effect.]

GUARANTOR:

s/  Bernadette  C.  Castello                              Date:  1-15-98
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s/  Kim  O.  Jones
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